                                                                   EXHIBIT 99.1

                         FITZGERALDS GAMING CORPORATION

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE

                 12 1/4% SENIOR SECURED NOTES DUE 2004, SERIES A

                                       OF

                         FITZGERALDS GAMING CORPORATION

               CUSIP NOS. 338271-AD-1, 338271-AE-9 AND U33785-AA-1

                           PURSUANT TO THE PROSPECTUS

                              DATED JUNE ___, 1998


FITZGERALDS GAMING CORPORATION WILL ACCEPT ALL OLD NOTES (AS HEREINAFTER DEFINED) TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JULY __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



                                            The Exchange Agent is:
                                             The Bank of New York

    By Facsimile:                By Hand Delivery or Overnight Courier                                  By Mail
    212-815-5915                         The Bank of New York                                     The Bank of New York
Confirm by Telephone:               101 Barclay Street, Floor 2100                           101 Barclay Street, Floor 2100
    212-815-3800                       New York, New York 10286                                 New York, New York 10286
                               Attention: Corporate Trust Administration               Attention: Corporate Trust Administration


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS
LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL
                                 IS COMPLETED.

             The undersigned acknowledges receipt of the Prospectus dated
June ___, 1998 (the "Prospectus"), of Fitzgeralds Gaming Corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/4% Senior Secured Notes due 2004, Series B (the "New Notes") for each $1,000 principal amount of the Company's outstanding 12 1/4% Senior Secured Notes due 2004, Series A (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

             This Letter of Transmittal is to be used by Holders of Old Notes (each, an "Old Noteholder") if certificates representing Old Notes are to be forwarded herewith pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Procedures for Tendering."

             Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered Old Noteholder promptly and instruct such registered Old Noteholder to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Old Noteholder. The transfer of record ownership may take considerable time.

             In order to properly complete this Letter of Transmittal, an Old Noteholder must (i) complete the box entitled "Description of Old Notes," (ii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter Of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each Old Noteholder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal.

             Old Noteholders who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2.

             Old Noteholders who wish to tender their Old Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Old Notes" and sign the box below entitled "Sign Here." If only those columns are completed, such Old Noteholder will have tendered for exchange all Old Notes listed in column (3) below. If the Old Noteholder wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such Old Noteholder should refer to Instruction 5.



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                                                     DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------------------------
                          (1)                                        (2)                   (3)                   (4)
NAME(S) AND ADDRESS(ES) OF REGISTERED OLD NOTEHOLDER(S)           OLD NOTE              AGGREGATE         PRINCIPAL AMOUNT
               (PLEASE FILL IN, IF BLANK)                         NUMBER(S)         PRINCIPAL AMOUNT    TENDERED FOR EXCHANGE
                                                             (ATTACH SIGNED LIST                         (ONLY IF DIFFERENT
                                                                IF NECESSARY)                          AMOUNT FROM COLUMN (3))
                                                                                                        (MUST BE IN INTEGRAL
                                                                                                        MULTIPLES OF $1,000)*



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


* Column (4) need not be completed by Old Noteholders who wish to tender for exchange the principal amount of Old Notes listed in column (3). Completion of column (4) will indicate that the Old Noteholder wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

[ ]   CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

            Name(s) of Registered Old Noteholder(s)____________________________
            Date of Execution of Notice of Guaranteed Delivery_________________ Window Ticket Number (if available)________________________________
            Name of Institution which Guaranteed Delivery______________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

            Name_______________________________________________________________
            Address____________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

_______________________________________________________________________________
To be completed ONLY if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned.

Issue to:

Name___________________________________________________________________________
                                 (Please Print)

Address________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


_______________________________________________________________________________
                               (Include Zip Cope)


_______________________________________________________________________________
                (Tax Identification or Social Security No.)

_______________________________________________________________________________





                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)
_______________________________________________________________________________
To be completed ONLY if the New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes or Old Notes (if any) not tendered for exchange, are to be mailed or delivered to someone other than the undersigned or to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to:

Name___________________________________________________________________________
                                 (Please Print)

Address________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


_______________________________________________________________________________
                               (Include Zip Cope)


_______________________________________________________________________________
                (Tax Identification or Social Security No.)




                        SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

             Pursuant to the offer by Fitzgeralds Gaming Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated June ___, 1998 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/4% Senior Secured Notes due 2004, Series B (the "New Notes") for each $1,000 principal amount of its outstanding 12 1/4% Senior Secured Notes due 2004, Series A (the "Old Notes"). The undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

             By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Old Noteholder with respect to such Old Notes, with full power of substitution to
(i) deliver certificates representing such Old Notes to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and
(iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

             The undersigned hereby represents and warrants that the undersigned is the owner, and has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act, as amended ("Rule 14e-4")) equal to or greater than the principal amount of the Old Notes tendered hereby, and has full power and authority to exchange, assign and transfer the Old Notes tendered for exchange hereby, and that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

             The undersigned hereby further represents to the Company that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any beneficial owner(s) of such Old Notes ("Beneficial Owner(s)") in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned and such Beneficial Owner(s), (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) and each Beneficial Owner are not participating and do not intend to participate in the distribution of the New Notes, (iii) the undersigned and each Beneficial Owner have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the SEC and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate" of the Company, as defined under Rule 405 of the Securities Act, except as otherwise disclosed to the Company, as the case may be, in writing. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. BROKER-DEALERS MAY NOT RECEIVE NEW NOTES IN EXCHANGE FOR OLD NOTES THAT SUCH BROKER-DEALER ACQUIRED DIRECTLY FROM THE COMPANY IN CONNECTION WITH THEIR ORIGINAL ISSUANCE AND SALE.

             For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange
Offer -- Withdrawal of Tenders" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

             The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

             Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the Old Noteholder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

             A tender for exchange of Old Notes pursuant to any one of the procedures set forth in the section of the Prospectus entitled "The Exchange Offer" will constitute the tendering Old Noteholder's acceptance of the terms and conditions of the Exchange Offer as well as the tendering Old Noteholder's representation and warranty that (i) such Old Noteholder has net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Old Notes being tendered hereby and (ii) the tender of such Old Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange).

             IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, OLD NOTEHOLDERS MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

             Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                    SIGN HERE

_______________________________________________________________________________

_______________________________________________________________________________
                            Signature(s) of Owner(s)


                      Dated: _______________________, 1994


            Must be signed by the registered Old Noteholder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Old Noteholder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.

Name(s)________________________________________________________________________


_______________________________________________________________________________
                                 (Please Print)

Capacity (full title)__________________________________________________________
Address________________________________________________________________________

       ________________________________________________________________________

       ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.____________________________________________________
Tax Identification or
Social Security Nos.___________________________________________________________

                       PLEASE COMPLETE SUBSTITUTE FORM W-9
                     GUARANTEE OF SIGNATURE(S) (SIGNATURE(S)
                MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)


Authorized Signature___________________________________________________________
Dated:_________________________________________________________________________
Name and Title_________________________________________________________________
                                 (Please Print)

Name of Firm___________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES: GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by Old Noteholders (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Old Noteholders who elect to tender Old Notes and whose Old Notes are not immediately available or who cannot deliver the Old Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date may have such tender effected if: (a) such tender is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Old Notes in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Old Notes, together with a copy of the previously executed Letter of Transmittal and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

             THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING OLD NOTEHOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

             No alternative, conditional or contingent tenders will be accepted. All tendering Old Noteholders, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of the Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must
(i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes,
(iii) be signed by the Old Noteholder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the applicable transfer agent register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer-Procedures for Tendering" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

5. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of S1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the Old Noteholder unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND
ENDORSEMENTS.

             (a) The signature(s) of the Old Noteholder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

             (b) If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

             (c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations of certificates.

             (d) When this Letter of Transmittal is signed by the Old Noteholder(s) of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Old Noteholder(s), then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Old Noteholder(s) appear(s) on the Old Notes. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

             (e) If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

             (f) If this Letter of Transmittal is signed by a person other than the registered Old Noteholder(s) of the Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered Old Noteholder(s) appear(s) on the certificates. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

 7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If, however, issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the Old Noteholder, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the Old Noteholder(s) tendering Old Notes for exchange prior to the issuance of the New Notes.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER

8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent, to someone other than the Old Noteholder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

9. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. the Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Officer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give any such notice. A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Notes received by the Exchange

Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive certain of the specified conditions as described under "The Exchange Offer-Conditions of the Exchange Offer" in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. If an Old Noteholder desires to tender an Old Note pursuant to the Exchange Offer, but the Old Note has been mutilated, lost, stolen or destroyed, such Old Noteholder should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Old Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                          The Bank of New York
                          101 Barclay Street, Floor 21W
                          New York, New York 10286
                          Attention: Corporate Trust Administration
                          Telephone: (212) 815-3800

12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

             IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

             Under current federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such Old Noteholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Old Noteholder is an individual, the TIN is such Old Noteholder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of such Old Noteholder's New Notes may be subject to backup withholding.

             Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Old Noteholder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

             If backup withholding applies, the Company is required to withhold 31% of any payment made to the Old Noteholder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

             To prevent backup withholding on payments that are made with respect to Old Notes exchanged in the Exchange Offer, each Old Noteholder is required to provide the Exchange Agent with either: (i) the Old Noteholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Old Noteholder is awaiting a TIN) and that (A) the Old Noteholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Old Noteholder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

            The Old Noteholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.



----------------------------------------------------------------------------------------------------------------------------------

                       PAYER'S NAME: THE BANK OF NEW YORK

----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                  PART 1 - PLEASE  PROVIDE YOUR
FORM W-9                                    TIN IN THE BOX AT RIGHT AND
DEPARTMENT OF THE TREASURY                  CERTIFY BY SIGNING AND DATING BELOW.            Social Security Number
INTERNAL REVENUE SERVICE                                                          OR

                                                                                            Employer Identification Number


                                            --------------------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)                 PART 2 - Certification - Under                  PART 3 -
                                                     Penalties of Perjury, I certify that:  Awaiting TIN            [ ]

                                            (1)   The number shown on this form is my
                                                  correct Taxpayer Identification Number
                                                  (or I am waiting for a number to be
                                                  issued to me) and

                                            (2)   I am not subject to backup withholding
                                                  either because I have not been notified
                                                  by the Internal Revenue Service (the
                                                  "lRS") that I am subject to backup
                                                  withholding as a result of a failure to
                                                  report all interest or dividends, or the
                                                  IRS has notified me that I am no longer
                                                  subject to backup withholding.


                                                  Certificate Instructions - You must cross out
                                                  item (2) in Part 2 above if you have
                                                  been notified by the IRS that you are
                                                  subject to backup withholding because of
                                                  underreporting interest or dividends on
                                                  your tax return. However, if after being
                                                  notified by the IRS that you were
                                                  subject to backup withholding you
                                                  received another notification from the
                                                  IRS stating that you are no longer
                                                  subject to backup withholding, do not
                                                  cross out item (2).

                                                  SIGNATURE___________________________ DATE_________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


             I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.





----------------------------------------     ---------------------------------
                   Signature                              Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempt from backup withholding on ALL payments include the following: A corporation. A finance institution. An organization exempt from tax under Section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7). The United States or any agency or instrumentality thereof. A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof. A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof An international organization or any agency, or instrumentality thereof A dealer in securities or commodities required to register in the U.S. or a possession of the U.S. A real estate investment trust. A common trust fund operated by a bank under Section 584(a). A trust exempt from tax under Section 664 or described in
Section 4947. An entity registered at all times during the tax year under the Investment Company Act of 1940. A foreign central bank of issue. Payments made to a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. A futures commission merchant registered with the Commodity Futures Trading Commission.

             Payments of dividends and patronage dividends not generally subject to backup withholding include the following: Payments to nonresidential aliens subject to withholding under Section 1441. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner. Payments of patronage dividends where the amount received is not paid in money. Payments made by certain foreign organizations.
Payments made to a nominee.

             Payments of interest not generally subject to backup withholding include the following: Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer. Payments of tax-exempt interest (including exempt interest dividends under Section 852). Payments described in Section 6049(b)(5) to nonresident aliens. Payments of tax-free covenant bonds under Section 1451. Payments made by certain foreign organizations. Mortgage interest paid by you. Payments made to a nominee.

             Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

             Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations thereunder.

             PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 20% of certain taxable payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of S50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN PAYMENTS--If you fail to include properly on your tax return certain items reported to the IRS such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an underpayment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE TAX SERVICE.